Supplement Dated October 14, 2019
To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective October 14, 2019.

Please change all references to WCM Investment Management to WCM Investment Management, LLC.

In the section entitled, “Summary Overview of Each Fund,” under “Expense Example,” for the JNL/DFA U.S. Small Cap Fund, please delete the tables and corresponding footnotes and replace with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses[2]	1.01%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.71%
Less Waiver/Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Waiver/Reimbursement[3]	0.66%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

[3]	Expense information has been restated to reflect current fees.

In the section entitled, “Summary Overview of Each Fund,” under “Expenses,” for the JNL/DFA U.S. Small Cap Fund, please delete the tables and corresponding footnotes and replace with the following:

JNL/DFA U.S. Small Cap Fund Class A
1 year	3 years	5 years	10 years
$103	$322	$558	$1,236

JNL/DFA U.S. Small Cap Fund Class I
1 year	3 years	5 years	10 years
$67	$222	$390	$878

In the section entitled, “Summary Overview of Each Fund,” under “Performance,” for the JNL/Mellon Equity Income Fund, please add the following after the second paragraph:

Effective October 14, 2019, for consistency with the Fund’s principal investment strategies, the Fund will replace the S&P 500 Value Index with the MSCI USA Value Index as the Fund's primary benchmark.

In the section entitled, “Additional Information About the Funds,” under “Principal Risks of Investing in the Fund,” for the JNL Moderate Allocation Fund, please delete “Commodity risk.”

In the section, “Management of the Trust,” under “Management Fee,” for the JNL/DFA U.S. Small Cap Fund, please delete the table row in the entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)	Aggregate Annual Fee Paid to Adviser for the Fiscal Year Ended December 31, 2018 (Annual Rate Based on Average Net Assets of Each Fund)
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	0.55% 0.54% 0.53%	0.60%

This Supplement is dated October 14, 2019.

Supplement Dated October 14, 2019
To The Statement of Additional Information
 Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective October 14, 2019.

Please change all references to WCM Investment Management to WCM Investment Management, LLC.

On page 134, in the section entitled, “Sub-Advisory Fees,” for the JNL/DoubleLine® Total Return Fund please delete the table row and corresponding endnote in the entirety and replace with the following:

Fund	Assets	Fees
JNL/DoubleLine® Total Return Fund [2]	All Assets	.30%
[2]

For the purposes of calculating the sub-advisory fee for the Fund, the Sub-Adviser applies the following fee discounts based on combined assets of the Fund and the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine), JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE Fund, and the JNL/FPA + DoubleLine® Flexible Allocation Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine), each a fund of the JNL Series Trust: a 2.5% fee reduction for assets up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion.

This Supplement is dated October 14, 2019.